Exhibit 99.1

2015 Annual Meeting of Stockholders The Charles Hotel

Agenda Welcoming Remarks Introductions Procedural Matters Relating to the Conduct of the Annual Meeting Presentation of the Three Proposals before the Annual Meeting Opening of Polls and Balloting Closing of Polls Report of the Inspector of Elections Adjournment of Formal Portion of the Annual Meeting Annual Report of the Company General Question and Answer Period

2015 Annual Meeting of Stockholders The Charles Hotel

Forward-Looking Statements Certain statements in this presentation that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, expectations as to growth in assets, deposits and results of operations, success of acquisitions, future operations, market position, financial position, and prospects, plans and objectives of management. You should not place undue reliance on the Company’s forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in interest rates; competitive pressures from other financial institutions; the effects of continued weakness in general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay our loans; changes in the value of securities in the Company’s investment portfolio, changes in loan default and charge-off rates, the adequacy of loan loss reserves, decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation, as well as the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K, as updated by the Company’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Basis of Presentation GAAP The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the FASB in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Non-GAAP Financial Measures The Company uses certain non-GAAP financial measures, such as net earnings from operations, operating earnings per share, operating ROE, operating ROA, the allowance for loan and lease losses as a percentage of originated loans and leases, tangible stockholders’ equity, tangible book value per common share and tangible stockholders’ equity to tangible assets. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is included in the Company’s April 22, 2015 press release.

2014 was a year of Sustained Momentum Focused Flexibility Strengthening Our Core Providing More Value

2014 was a year of Sustained Momentum Focused Flexibility Organized to optimize employee effectiveness Bankers have the authority and flexibility to serve customers locally Centralized operational areas for efficiency while being nimble and responsive Entrepreneurial spirit focused on delivering a boutique commercial banking experience

2014 was a year of Sustained Momentum Focused Flexibility Strengthening Our Core We continue to enhance and build upon our strong banking capabilities Alignment of processes and vendors “One Company, One Process” Continually monitor and improve the risk management and control environment

2014 was a year of Sustained Momentum Focused Flexibility Strengthening Our Core Providing More Value Expanded range of financing options for commercial borrowers New cash management and deposit services Online and mobile banking enhancements

$ in millions, except per share amounts 2014 2013 $ Change % Change Total Assets $5,800 $5,325 $475 8.9% Total Loans 4,823 4,362 461 10.6% Total Deposits 3,958 3,835 123 3.2% Net Income-BRKL* $43.3 $36.0 $7.3 20.2% Earnings Per Share* $0.62 $0.52 $0.10 19.2% Dividends Per Share $0.34 $0.34 - - Selected Financial Metrics * Previously reported amounts have been restated to reflect a retrospective change in accounting principle for investments in qualified affordable housing projects, in accordance with ASU 2014-01.

Strong Loan Growth $264.2 $201.5 $78.0 ($83.5) $4.36b $4.82b Loans grew $461 million in 2014 Excluding Indirect Auto, loans grew $544 million

Consistent Deposit Growth $19.1 $61.5 $30.5 $12.0 $3.96b $3.84b Deposits grew $123 million in 2014

Selected Income Statement Items $ in thousands, except per share amounts 2014 2013 $ Change % Change Net interest income $189,068 $176,218 $12,850 7.3% Provision for loan losses 8,477 10,929 (2,452) -22.4% Noninterest income* 20,205 15,641 4,564 29.2% Noninterest expense 129,185 122,464 6,721 5.5% Net Income – BRKL* 43,288 36,015 7,273 20.2% Earnings Per Share* $0.62 $0.52 $0.10 19.2% * Previously reported amounts have been restated to reflect a retrospective change in accounting principle for investments in qualified affordable housing projects, in accordance with ASU 2014-01.

Focus on Revenue Growth and Efficiency $ in thousands, except per share amounts 2014 2013 $ Change % Change Pre Provision Revenues* $209,293 $191,859 $17,414 9.1% Noninterest Expense 129,185 122,464 6,721 5.5% Operating Leverage* 10,693 3.6% Efficiency Ratio* 61.7% 63.8% Number of Offices 48 47 1 2.1% Number of Employees** 706 699 7 1.0% * Previously reported amounts have been restated to reflect a retrospective change in accounting principle for investments in qualified affordable housing projects, in accordance with ASU 2014-01. ** Full Time Equivalent Employees

Pristine Asset Quality and Fortress Balance Sheet $ in thousands 2014 2013 $ Change % Change Non performing loans $13,714 $16,501 ($2,787) -16.9% As a % of total loans 0.28% 0.38% Net charge offs $3,053 $3,354 ($301) -9.0% As a % of average loans 0.07% 0.07% Reserve for loan losses $53,659 $48,473 $5,186 10.7% As a % of total loans 1.11% 1.11%

First Quarter 2015

First Quarter 2015 Highlights $ in millions, except per share amounts 1Q 2015 1Q 2014* $ Change % Change Total Assets $5,755 $5,419 $336 6.2% Total Loans 4,635 4,462 173 3.9% Total Deposits 4,115 3,848 267 6.9% Net Income-BRKL $11.7 $10.5 $1.2 11.4% Earnings Per Share $0.17 $0.15 $0.02 13.3% Dividends Per Share $0.085 $0.085 - - * Previously reported amounts have been restated to reflect a retrospective change in accounting principle for investments in qualified affordable housing projects, in accordance with ASU 2014-01.

First Quarter 2015 Loan growth of $173 million from prior year or 3.9% Excluding the sale of the indirect automobile portfolio, loan growth would have been 9.6% Sold $255 million of indirect auto loans at the end of March 2015. Accelerated our exit from a very low return, commodity business. The Board of Directors announced an increase in our quarterly dividend to $0.09 a share. Payable on May 22, 2015 to shareholders of record on May 8, 2015

Earnings* and Dividends Per Share $0.34 * Previously reported Earnings Per Share amounts have not been restated.

Summary Fortress balance sheet Strong capital position Exceptional asset quality Ongoing enhancement of funding base Steady, high quality growth while controlling costs Brookline Bancorp is the premier commercial bank serving the Metro Boston and Providence markets with leading national equipment financing units

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